                                                                       EXHIBIT D

POWERGEN PLC
GROUP PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                    Lm                         $m
Turnover                                                                         4,485                      6,700
Group's share of associates' turnover                                             (294)                      (439)
--------------------------------------------------------------     -------------------       --------------------
GROUP TURNOVER                                                                   4,191                      6,261
--------------------------------------------------------------     -------------------       --------------------
-        continuing activities                                                   4,075                      6,087
-        acquisitions                                                              116                        174
--------------------------------------------------------------     -------------------       --------------------
Operating costs                                                                 (3,890)                    (5,811)
--------------------------------------------------------------     -------------------       --------------------
-        pre-exceptional                                                        (3,793)                    (5,666)
-        exceptional                                                               (97)                      (145)
--------------------------------------------------------------     -------------------       --------------------
Other operating income                                                             182                        272
--------------------------------------------------------------     -------------------       --------------------
GROUP OPERATING PROFIT                                                             483                        722
--------------------------------------------------------------     -------------------       --------------------
-        continuing activities                                                     500                        747
-        acquisitions                                                              (17)                       (25)
--------------------------------------------------------------     -------------------       --------------------
GROUP'S SHARE OF ASSOCIATES' OPERATING PROFIT                                       73                        109

Exceptional disposal of fixed assets and investments                               337                        503
Exceptional provision for loss on sale                                            (133)                      (198)
Net interest payable
-        Group, pre-exceptional                                                   (151)                      (226)
-        Group, exceptional                                                        (81)                      (121)
-        associates                                                                (60)                       (90)
--------------------------------------------------------------     -------------------       --------------------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION                                      468                        699
Tax on profit on ordinary activities                                               (27)                       (40)
--------------------------------------------------------------     -------------------       --------------------
-        pre-exceptional                                                           (71)                      (106)
-        exceptional                                                                44                         66
--------------------------------------------------------------     -------------------       --------------------

--------------------------------------------------------------     -------------------       --------------------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION                                       441                        659
Minority interest                                                                  (12)                       (18)
--------------------------------------------------------------     -------------------       --------------------
PROFIT ATTRIBUTABLE TO SHAREHOLDERS                                                429                        641
Dividends                                                                         (236)                      (353)
--------------------------------------------------------------     -------------------       --------------------

RETAINED PROFIT FOR YEAR                                                           193                        288
                                                                   ===================       ====================

POWERGEN PLC
RECONCILIATION OF NET INCOME TO US GAAP
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                    Lm                         $m
NET INCOME UNDER UK GAAP                                                           429                        641
Adjustments to conform with US GAAP
         Pension costs                                                             101                        151
         Severance costs                                                            (7)                       (10)
         Capitalised interest, net of related depreciation                          11                         16
         US related costs                                                           13                         19
         Goodwill amortisation                                                      (5)                        (8)
         Share option scheme                                                        (2)                        (3)
         Deferred income                                                           (70)                      (105)
         Decommissioning costs                                                      (1)                        (1)
         Taxation effects on the foregoing adjustments                             (31)                       (46)
         Deferred taxation                                                          (8)                       (12)
--------------------------------------------------------------     -------------------       --------------------
Total US GAAP adjustments                                                            1                          1
NET INCOME UNDER  US GAAP AFTER EXTRAORDINARY ITEMS                                430                        642
                                                                   ===================       ====================

EXTRAORDINARY ITEMS (NET OF TAX)                                                    32                         48

                                                                   -------------------       --------------------
NET INCOME UNDER  US GAAP BEFORE EXTRAORDINARY ITEMS                               462                        690
                                                                   ===================       ====================

The profit and loss account above is prepared under UK GAAP. The amounts presented in US dollars ($) have been translated from UK pound sterling figures
(L) at a convenience rate, based on the exchange rate at December 31, 2000 of $1.4938/L.

POWERGEN PLC
GROUP BALANCE SHEET
AT DECEMBER 31, 2000

                                                                                    Lm                         $m
--------------------------------------------------------------     -------------------       --------------------
FIXED ASSETS
Goodwill                                                                         2,627                      3,924
Tangible assets                                                                  5,964                      8,909
Investments                                                                        600                        897
--------------------------------------------------------------     -------------------       --------------------
                                                                                 9,191                     13,730
--------------------------------------------------------------     -------------------       --------------------
CURRENT ASSETS
Stocks                                                                             258                        385
Debtors: amounts falling due after more than one year                              125                        187
                                                                   -------------------       --------------------
Debtors: amounts falling due within one year                                     1,061                      1,585
Less: securitisation of trade debtors                                             (152)                      (227)
                                                                   -------------------       --------------------
Net debtors falling due within one year                                            909                      1,358
Cash and short-term deposits                                                       609                        910
--------------------------------------------------------------     -------------------       --------------------
                                                                                 1,901                      2,840
CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
Loans and overdrafts                                                            (2,303)                    (3,440)
Trade and other creditors                                                       (1,574)                    (2,352)
--------------------------------------------------------------     -------------------       --------------------
NET CURRENT LIABILITIES                                                         (1,976)                    (2,952)
--------------------------------------------------------------     -------------------       --------------------
TOTAL ASSETS LESS CURRENT LIABILITIES                                            7,215                     10,778
CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR
Long-term loans                                                                 (3,628)                    (5,420)
Other creditors                                                                   (477)                      (712)
PROVISIONS FOR LIABILITIES AND CHARGES                                            (731)                    (1,092)
DEFERRED TAX                                                                       (93)                      (139)
--------------------------------------------------------------     -------------------       --------------------
NET ASSETS                                                                       2,286                      3,415
                                                                   ===================       ====================
CAPITAL AND RESERVES
Called-up share capital                                                            326                        487
Share premium account                                                                9                         13
Other reserves                                                                     656                        980
Revaluation reserve                                                                 23                         34
Profit and loss account                                                          1,072                      1,602
--------------------------------------------------------------     -------------------       --------------------
SHAREHOLDERS' FUNDS (INCLUDING NON-EQUITY SHAREHOLDERS'                          2,086                      3,116
FUNDS)
EQUITY MINORITY INTERESTS                                                          200                        299
--------------------------------------------------------------     -------------------       --------------------
                                                                                 2,286                      3,415
                                                                   ===================       ====================

POWERGEN PLC
RECONCILIATION OF EQUITY SHAREHOLDERS' FUNDS TO US GAAP
AT DECEMBER 31, 2000

                                                                                    Lm                         $m
EQUITY SHAREHOLDERS' FUNDS UNDER UK GAAP                                         2,086                      3,116
Adjustments to conform with US GAAP
         Pension costs                                                             252                        376
         Severance costs                                                             1                          1
         Capitalised interest, net of related depreciation                          93                        139
         Start up costs                                                              3                          5
         Software costs                                                             19                         28
         Regulatory assets and liabilities                                          27                         40
         Overhaul costs                                                            (20)                       (30)
         US related costs                                                           13                         19
         Goodwill                                                                  364                        544
         Investment (1)                                                              3                          5
         Dividends                                                                 166                        248
         Deferred income                                                           238                        355
         Decommissioning costs                                                     (37)                       (55)
         Taxation effects on the foregoing adjustments                             (83)                      (123)
         Deferred taxation                                                        (617)                      (922)
--------------------------------------------------------------     -------------------       --------------------
Total US GAAP Adjustments                                                          422                        630
EQUITY SHAREHOLDERS' FUNDS UNDER US GAAP                                         2,508                      3,746
                                                                   ===================       ====================

(1) The movement on these adjustments is posted to reserves

The balance sheet above is prepared under UK GAAP. The amounts presented in US dollars ($) have been translated from UK pound sterling figures (L) at a convenience rate, based on the exchange rate at December 31, 2000 of $1.4938/L.

POWERGEN GROUP HOLDINGS
GROUP PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                    Lm                         $m
Turnover                                                                         4,344                      6,489
Group's share of associates' turnover                                             (269)                      (402)
--------------------------------------------------------------     -------------------       --------------------
GROUP TURNOVER - continuing activities                                           4,075                      6,087
Operating costs                                                                 (3,769)                    (5,631)
--------------------------------------------------------------     -------------------       --------------------
-        Pre-exceptional                                                        (3,690)                    (5,513)
-        exceptional                                                               (79)                      (118)
--------------------------------------------------------------     -------------------       --------------------
Other operating income                                                             182                        272
--------------------------------------------------------------     -------------------       --------------------
GROUP OPERATING PROFIT - continuing activities                                     488                        728
GROUP'S SHARE OF ASSOCIATES' OPERATING PROFIT                                       71                        106

Exceptional disposal of fixed assets and investments                               337                        503
Exceptional provision for loss on sale                                            (133)                      (198)
Net interest payable
-        Group, pre-exceptional                                                   (136)                      (203)
-        Group, exceptional                                                        (79)                      (118)
-        associates                                                                (59)                       (88)
-        inter-group                                                                 2                          3
--------------------------------------------------------------     -------------------       --------------------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION                                      491                        733
Tax on profit on ordinary activities                                               (49)                       (73)
--------------------------------------------------------------     -------------------       --------------------
-        pre-exceptional                                                           (88)                      (131)
-        exceptional                                                                39                         58
--------------------------------------------------------------     -------------------       --------------------

--------------------------------------------------------------     -------------------       --------------------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION                                       442                        660
Minority interest                                                                  (11)                       (16)
--------------------------------------------------------------     -------------------       --------------------
PROFIT ATTRIBUTABLE TO SHAREHOLDERS                                                431                        644
Dividends                                                                         (240)                      (359)
--------------------------------------------------------------     -------------------       --------------------

RETAINED PROFIT FOR YEAR                                                           191                        285
                                                                   ===================       ====================

POWERGEN GROUP HOLDINGS
RECONCILIATION OF NET INCOME TO US GAAP
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                    Lm                         $m
NET INCOME UNDER UK GAAP                                                           431                        644
Adjustments to conform with US GAAP
         Pension costs                                                             100                        149
         Severance costs                                                            (7)                       (10)
         Capitalised interest, net of related depreciation                          11                         16
         Goodwill amortisation                                                      (4)                        (6)
         Share option scheme                                                        (2)                        (3)
         Deferred income                                                           (70)                      (105)
         Decommissioning costs                                                      (1)                        (1)
         Taxation effects on the foregoing adjustments                             (25)                       (37)
         Deferred taxation                                                          (8)                       (12)
-----------------------------------------------------------------------------------------------------------------
Total US GAAP adjustments                                                           (6)                        (9)
NET INCOME UNDER  US GAAP                                                          425                        635
                                                                   ===================       ====================

The profit and loss account above is prepared under UK GAAP. The amounts presented in US dollars ($) have been translated from UK pound sterling figures (L) at a convenience rate, based on the exchange rate at December 31, 2000 of $1.4938/L.

POWERGEN GROUP HOLDINGS
GROUP BALANCE SHEET
AT DECEMBER 31, 2000

                                                                                    Lm                         $m

-----------------------------------------------------------------------------------------------------------------
FIXED ASSETS
Goodwill                                                                         1,181                      1,764
Tangible assets                                                                  3,127                      4,671
Investments                                                                        428                        640
-----------------------------------------------------------------------------------------------------------------
                                                                                 4,736                      7,075
-----------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
Stocks                                                                             120                        179
Debtors: amounts falling due after more than one year                               54                         81
                                                                   -------------------       --------------------
Debtors: amounts falling due within one year                                     1,322                      1,974
Less: securitisation of trade debtors                                             (152)                      (227)
                                                                   -------------------       --------------------
Net debtors falling due within one year                                          1,170                      1,747
Cash and short-term deposits                                                       510                        762
-----------------------------------------------------------------------------------------------------------------
                                                                                 1,854                      2,769
CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
Loans and overdrafts                                                              (709)                    (1,059)
Trade and other creditors                                                       (1,234)                    (1,843)
-----------------------------------------------------------------------------------------------------------------
NET CURRENT LIABILITIES                                                            (89)                      (133)
-----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS LESS CURRENT LIABILITIES                                            4,647                      6,942
CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR
Long-term loans                                                                 (1,833)                    (2,738)
Other creditors                                                                   (342)                      (512)
PROVISIONS FOR LIABILITIES AND CHARGES                                            (270)                      (403)
DEFERRED TAX                                                                       (55)                       (82)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                       2,147                      3,207
                                                                   ===================       ====================
CAPITAL AND RESERVES
Called-up share capital *                                                        3,100                      4,631
Other reserves *                                                                (2,119)                    (3,165)
Revaluation reserve                                                                 23                         34
Profit and loss account                                                          1,107                      1,653
-----------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' FUNDS (INCLUDING NON-EQUITY SHAREHOLDERS'                          2,111                      3,153
FUNDS)
EQUITY MINORITY INTERESTS                                                           36                         54
-----------------------------------------------------------------------------------------------------------------
                                                                                 2,147                      3,207
                                                                   ===================       ====================

* Under US GAAP, transfers of assets between companies under common control should be valued at their historical cost amount. This results in a value of L325 million ($486 million) for the share capital of Powergen Group Holdings under US GAAP, with an associated value of L97 million ($145 million) in share premium and L559 million ($835 million) in other reserves.

POWERGEN GROUP HOLDINGS
RECONCILIATION OF EQUITY SHAREHOLDERS' FUNDS TO US GAAP
AT DECEMBER 31, 2000

                                                                                    Lm                         $m
EQUITY SHAREHOLDERS' FUNDS UNDER UK GAAP                                         2,111                      3,153
Adjustments to conform with US GAAP
         Pension costs                                                             276                        412
         Severance costs                                                             1                          1
         Capitalised interest, net of related depreciation                          93                        139
         Goodwill                                                                   89                        133
         Investment (1)                                                              3                          4
         Dividends                                                                 110                        164
         Deferred income                                                           238                        356
         Decommissioning costs                                                      (3)                        (4)
         Taxation effects on the foregoing adjustments                            (110)                      (163)
         Deferred taxation                                                        (352)                      (526)
------------------------------------------------------------------------------------------------------------------
Total US GAAP Adjustments                                                          345                        516
EQUITY SHAREHOLDERS' FUNDS UNDER US GAAP                                         2,456                      3,669
                                                                   ====================      =====================


(1) The movement on these adjustments is posted to reserves

The balance sheet above is prepared under UK GAAP. The amounts presented in US dollars ($) have been translated from UK pound sterling figures (L) at a convenience rate, based on the exchange rate at December 31, 2000 of $1.4938/L.

POWERGEN US HOLDINGS LTD
PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                    Lm                         $m
Other operating income                                                             223                        333
Operating costs                                                                    (27)                       (40)
------------------------------------------------------------------------------------------------------------------
OPERATING PROFIT                                                                   196                        293
Net interest payable
         external                                                                  (10)                       (15)
         exceptional                                                                (2)                        (3)
         inter-group                                                               (89)                      (133)
------------------------------------------------------------------------------------------------------------------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION                                       95                        142
Tax on profit on ordinary activities                                                11                         17
Tax on exceptional items                                                             1                          1
------------------------------------------------------------------------------------------------------------------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION, RETAINED                             107                        160
                                                                   ====================      =====================


During the year, the company surrendered taxable losses of L87m ($130m) to Powergen US Investments and Ergon US Investments for nil consideration.

There are no significant adjustments to net income that would have been required had US GAAP applied. Consequently, net income under US GAAP is the same as profit on ordinary activities after taxation, retained as presented above.

The amounts presented in US dollars ($) have been translated from UK pound sterling figures (L) at a convenience rate, based on the exchange rate at December 31, 2000 of $1.4938/L.

POWERGEN US HOLDINGS LTD
BALANCE SHEET
AT DECEMBER 31, 2000

                                                                                     Lm                        $m
INVESTMENTS                                                                       2,900                     4,332
                                                                      ------------------     ---------------------
CURRENT ASSETS
Loans to subsidiaries                                                             2,678                     4,000
Other debtors                                                                        28                        42
                                                                      ------------------     ---------------------
                                                                                  2,706                     4,042
CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
Bank loans and overdrafts                                                        (1,131)                   (1,690)
Loans from fellow subsidiaries                                                     (497)                     (742)
Loans from subsidiaries                                                          (2,814)                   (4,203)
Other creditors                                                                     (53)                      (79)
CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR                          (1,004)                   (1,500)

                                                                      ------------------     ---------------------
NET ASSETS                                                                          107                       160
                                                                      ==================     =====================

CAPITAL AND RESERVES
Called-up share capital                                                               -                         -
Profit and loss account                                                             107                       160
                                                                      ------------------     ---------------------
EQUITY SHAREHOLDERS' FUNDS                                                          107                       160
                                                                      ==================     =====================


There are no significant adjustments to shareholders' equity that would have been required had US GAAP applied. Consequently, shareholders' funds under US GAAP is the same as presented above.

The amounts presented in US dollars ($) have been translated from UK pound sterling figures (L) at a convenience rate, based on the exchange rate at December 31, 2000 of $1.4938/L.

POWERGEN US FUNDING LLC
PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED DECEMBER 31, 2000


The Company was incorporated on October 31, 2000 and commenced trading on December 18, 2000. In the 14 day period, the Company incurred an external interest cost of $117,000 and an inter-group interest credit of $117,000 giving no retained earnings for the period.

There are no significant adjustments to net income that would have been required had US GAAP applied.




POWERGEN US FUNDING LLC
BALANCE SHEET
AT DECEMBER 31, 2000

                                                                    $m
CURRENT ASSETS
Loan to parent undertaking                                          50
Bank loans and overdrafts                                          (50)
                                                              ---------
NET ASSETS                                                           -
                                                              =========

CAPITAL AND RESERVES
Called-up share capital                                              -
Profit and loss account                                              -
                                                              ---------
EQUITY SHAREHOLDERS' FUNDS                                           -
                                                              =========

There are no significant adjustments to shareholders' equity that would have been required had US GAAP applied. Consequently, shareholders' funds under US GAAP is the same as presented above.

POWERGEN US INVESTMENTS
PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                 Lm               $m
OPERATING PROFIT                                                  -                -
Net interest receivable
    inter-group                                                  78              117
-----------------------------------------------------  -------------     ------------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION                    78              117
Tax on profit on ordinary activities                              -                -
Dividends                                                      (202)            (302)
-----------------------------------------------------  -------------     ------------
LOSS ON ORDINARY ACTIVITIES AFTER TAXATION, RETAINED           (124)            (185)
                                                       =============     ============

During the year, the Company received taxable losses of L78m ($117m) for nil consideration from Powergen US Holdings.

There are no significant adjustments to net income that would have been required had US GAAP applied. Consequently, net income under US GAAP is the same as profit on ordinary activities after taxation, retained as presented above.

The amounts presented in US dollars ($) have been translated from UK pound sterling figures (L) at a convenience rate, based on the exchange rate at December 31, 2000 of $1.4938/L.


POWERGEN US INVESTMENTS
BALANCE SHEET
AT DECEMBER 31, 2000

                                                                   Lm               $m
INVESTMENTS                                                     2,398            3,582
                                                        --------------   --------------
CURRENT ASSETS
Loans to parent undertaking                                     2,501            3,736
CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
Loans from parent undertaking                                  (2,410)          (3,600)
Other creditors                                                   (15)             (22)

                                                        --------------   --------------
NET ASSETS                                                      2,474            3,696
                                                        ==============   ==============

CAPITAL AND RESERVES
Called-up share capital                                           261              390
Share premium                                                   2,200            3,287
Revaluation reserve                                              (115)            (172)
Profit and loss account                                           128              191
                                                        --------------   --------------
EQUITY SHAREHOLDERS' FUNDS                                      2,474            3,696
                                                        ==============   ==============

There are no significant adjustments to shareholders' equity that would have been required had US GAAP applied. Consequently, shareholders' funds under US GAAP is the same as presented above.

The amounts presented in US dollars ($) have been translated from UK pound sterling figures (L) at a convenience rate, based on the exchange rate at December 31, 2000 of $1.4938/L.

ERGON US INVESTMENTS
PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                    Lm              $m

OPERATING PROFIT                                                      -              -
Net interest receivable
    inter-group                                                       9             13
------------------------------------------------------  ---------------- --------------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION                         9             13
Tax on profit on ordinary activities                                  -              -
Dividends                                                           (21)           (31)
------------------------------------------------------  ---------------- --------------
LOSS ON ORDINARY ACTIVITIES AFTER TAXATION, RETAINED                (12)           (18)
                                                        ================ ==============

During the year, the Company received taxable losses of L9m ($13m) for nil consideration from Powergen US Holdings.

There are no significant adjustments to net income that would have been required had US GAAP applied. Consequently, net income under US GAAP is the same as profit on ordinary activities after taxation, retained as presented above.

The amounts presented in US dollars ($) have been translated from UK pound sterling figures (L) at a convenience rate, based on the exchange rate at December 31, 2000 of $1.4938/L.


ERGON US INVESTMENTS
BALANCE SHEET
AT DECEMBER 31, 2000

                                                                    Lm             $m
INVESTMENTS                                                        268            400
                                                        ---------------  -------------
CURRENT ASSETS
Loans to parent undertaking                                        279            417
CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
Loans from parent undertaking                                     (268)          (400)
Other creditors                                                     (2)            (3)

                                                        ---------------  -------------
NET ASSETS                                                         277            414
                                                        ===============  =============

CAPITAL AND RESERVES
Called-up share capital                                             29             43
Share premium                                                      250            374
Revaluation reserve                                                (12)           (18)
Profit and loss account                                             10             15
                                                        ---------------  -------------
EQUITY SHAREHOLDERS' FUNDS                                         277            414
                                                        ===============  =============

There are no significant adjustments to shareholders' equity that would have been required had US GAAP applied. Consequently, shareholders' funds under US GAAP is the same as presented above.

The amounts presented in US dollars ($) have been translated from UK pound sterling figures (L) at a convenience rate, based on the exchange rate at December 31, 2000 of $1.4938/L.

POWERGEN LUXEMBOURG SARL
PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED DECEMBER 31, 2000



The Company was incorporated on December 4, 2000. In the period to December 31, 2000, the Company incurred operating costs of $20,000.

There are no significant adjustments to net income that would have been required had US GAAP applied.




POWERGEN LUXEMBOURG SARL
BALANCE SHEET
AT DECEMBER 31, 2000

                                                                      $m
INVESTMENTS                                                        3,600

                                                           --------------
NET ASSETS                                                         3,600
                                                           ==============

CAPITAL AND RESERVES
Called-up share capital                                                4
Share premium                                                      3,596
Profit and loss account                                                -
                                                           --------------
EQUITY SHAREHOLDERS' FUNDS                                         3,600
                                                           ==============

There are no significant adjustments to shareholders' equity that would have been required had US GAAP applied. Consequently, shareholders' funds under US GAAP is the same as presented above.

POWERGEN LUXEMBOURG HOLDINGS SARL
PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                            $m
OPERATING PROFIT                                                             -
Net interest receivable
    inter-group                                                              2
--------------------------------------------------------------   --------------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION                                2
Tax on profit on ordinary activities                                         -
--------------------------------------------------------------   --------------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION, RETAINED                       2
                                                                 ==============

There are no significant adjustments to net income that would have been required had US GAAP applied. Consequently, net income under US GAAP is the same as profit on ordinary activities after taxation, retained as presented above.

The Company was incorporated on December 2, 2000 and the results presented above are therefore for a one month period.


POWERGEN LUXEMBOURG HOLDINGS SARL
BALANCE SHEET
AT DECEMBER 31, 2000

                                                                            $m
INVESTMENTS                                                              3,700
Loans to subsidiary undertaking                                            282
                                                                 --------------
                                                                         3,982
CURRENT ASSETS
Loans to subsidiary undertaking                                             20

CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
Loans from fellow subsidiaries                                            (399)

                                                                 --------------
NET ASSETS                                                               3,603
                                                                 ==============

CAPITAL AND RESERVES
Called-up share capital                                                      5
Share premium                                                            3,596
Profit and loss account                                                      2
                                                                 --------------
EQUITY SHAREHOLDERS' FUNDS                                               3,603
                                                                 ==============

There are no significant adjustments to shareholders' equity that would have been required had US GAAP applied. Consequently, shareholders' funds under US GAAP is the same as presented above.

POWERGEN LUXEMBOURG INVESTMENTS SARL
PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                                          $M
OPERATING PROFIT                                                                          -
Net interest receivable
         inter-group                                                                      17
----------------------------------------------------------------------------------------------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION                                             17
Tax on profit on ordinary activities                                                      -
----------------------------------------------------------------------------------------------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION, RETAINED                                    17
                                                                      ========================

There are no significant adjustments to net income that would have been required had US GAAP applied. Consequently, net income under US GAAP is the same as profit on ordinary activities after taxation, retained as presented above.

The Company was incorporated on December 2, 2000 and the results presented above are therefore for a one month period.

POWERGEN LUXEMBOURG INVESTMENTS SARL
BALANCE SHEET
AT DECEMBER 31, 2000

                                                                                             $M
INVESTMENTS                                                                                   900
Loans to subsidiary undertaking                                                             2,535
                                                                                        ----------
                                                                                            3,435
CURRENT ASSETS
Loans to subsidiary undertaking                                                               181
Other debtors                                                                                   1
                                                                                        ----------
NET ASSETS                                                                                  3,617
                                                                                        ==========

CAPITAL AND RESERVES
Called-up share capital                                                                         5
Share premium                                                                               3,594
Legal reserve                                                                                   1
Profit and loss account                                                                        17
                                                                                        ----------
EQUITY SHAREHOLDERS' FUNDS                                                                  3,617
                                                                                        ==========

There are no significant adjustments to shareholders' equity that would have been required had US GAAP applied. Consequently, shareholders' funds under US GAAP is the same as presented above.

POWERGEN LUXEMBOURG SECURITIES SARL
PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED DECEMBER 31, 2000

The Company was incorporated on December 3, 2000. In the period to December 31, 2000, the Company incurred operating costs of $20,000.

There are no significant adjustments to net income that would have been required had US GAAP applied.

POWERGEN LUXEMBOURG SECURITIES SARL
BALANCE SHEET
AT DECEMBER 31, 2000

                                                                                    $M
INVESTMENTS                                                                          1

CURRENT ASSETS
Loans to fellow subsidiaries                                                       399
                                                                  ---------------------
NET ASSETS                                                                         400
                                                                  =====================
CAPITAL AND RESERVES
Called-up share capital                                                              -
Share premium                                                                      400
Profit and loss account                                                              -
                                                                  ---------------------
EQUITY SHAREHOLDERS' FUNDS                                                         400
                                                                  =====================

There are no significant adjustments to shareholders' equity that would have been required had US GAAP applied. Consequently, shareholders' funds under US GAAP is the same as presented above.

POWERGEN US PARTNERSHIP
PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED DECEMBER 31, 2000


                                                                           $M
OPERATING PROFIT                                                            -
Net interest payable
         inter-group                                                     (19)
------------------------------------------------------------------------------
LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION                              (19)
Tax on loss on ordinary activities                                         -
------------------------------------------------------------------------------
LOSS ON ORDINARY ACTIVITIES AFTER TAXATION, RETAINED                     (19)
                                                              ================

There are no significant adjustments to net income that would have been required had US GAAP applied. Consequently, net income under US GAAP is the same as profit on ordinary activities after taxation, retained as presented above.

The Partnership was formed on December 2, 2000 and the results presented above are therefore for a one month period.

POWERGEN US PARTNERSHIP
BALANCE SHEET
AT DECEMBER 31, 2000

                                                                                                $M
INVESTMENTS                                                                                  4,000

CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
Loans from parent undertakings                                                               (201)
Other creditors                                                                                (1)

CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR
Loans from parent undertakings                                                             (2,817)
                                                                              ---------------------
NET ASSETS                                                                                     981
                                                                              =====================

CAPITAL AND RESERVES
Called-up share capital                                                                      1,000
Profit and loss account                                                                       (19)
                                                                              ---------------------
EQUITY SHAREHOLDERS' FUNDS                                                                     981
                                                                              =====================

There are no significant adjustments to shareholders' equity that would have been required had US GAAP applied. Consequently, shareholders' funds under US GAAP is the same as presented above.

POWERGEN US INVESTMENTS CORP.
PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                                $M
Operating costs                                                                (1)
-----------------------------------------------------------------------------------
OPERATING LOSS                                                                 (1)

-----------------------------------------------------------------------------------
LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION                                    (1)
Tax on loss on ordinary activities                                               -
-----------------------------------------------------------------------------------
LOSS ON ORDINARY ACTIVITIES AFTER TAXATION, RETAINED                           (1)
                                                              =====================

There are no significant adjustments to net income that would have been required had US GAAP applied. Consequently, net income under US GAAP is the same as profit on ordinary activities after taxation, retained as presented above.

The Company was incorporated on December 2, 2000 and the results presented above are therefore for a one month period.


POWERGEN US INVESTMENTS CORP.
BALANCE SHEET
AT DECEMBER 31, 2000

                                                                                     $M
INVESTMENTS                                                                       4,021

CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR                                     (22)
                                                                   ---------------------
NET ASSETS                                                                        3,999
                                                                   =====================

CAPITAL AND RESERVES
Called-up share capital                                                           4,000
Profit and loss account                                                             (1)
                                                                   ---------------------
EQUITY SHAREHOLDERS' FUNDS                                                        3,999
                                                                   =====================

There are no significant adjustments to shareholders' equity that would have been required had US GAAP applied. Consequently, shareholders' funds under US GAAP is the same as presented above.

LG&E ENERGY CORP CONSOLIDATED
Consolidation Worksheets - 12/31/00

                                                             LG&E    LG&E       LG&E                   Total      Purch
                                                         Cap Corp  Energy     E/Corp    Elimina-   W/O Purch      Acctg
                                        LG&E         KU      Cons    Mktg     Parent       tions  Acctg Adjs       Adjs       Total
CURRENT ASSETS:
Cash and temporary investments         2,495        314    22,920   (643)    298,379   (175,828)     147,637          0     147,637
Marketable securities                  4,056          0     2,855       0          0           0       6,911          0       6,911
Accounts receivable (net)            170,852     90,419    47,551  41,284        851           0     350,957          0     350,957
Materials and supplies:
  Fuel                                 9,325     12,494    23,605       0          0           0      45,424          0      45,424
  Gas stored underground              54,441          0       697     291          0           0      55,429          0      55,429
  Other materials and supplies        31,685     25,812    34,393       0          0           0      91,890          0      91,890
PRM assets - current                      24         24         0       2          0           0          50          0          50
Prepayments and other curr
  assets                               1,293      1,875     7,269  14,343        177           0      24,957          0      24,957
                                 --------------------------------------------------------------------------------------------------
Total current assets                 274,171    130,938   139,290  55,277    299,407   (175,828)     723,255          0     723,255

UTILITY PLANT:
Electric utility plant             2,459,206  2,932,763         0       0          0           0   5,391,969          0   5,391,969
Gas utility plant                    389,371          0         0       0          0           0     389,371          0     389,371
Common utility plant                 148,530          0         0       0          0           0     148,530          0     148,530
                                 --------------------------------------------------------------------------------------------------
Original cost - utility plant      2,997,107  2,932,763         0       0          0           0   5,929,870          0   5,929,870
Acc depreciation - utility
  plant                          (1,296,865) 1,378,284)         0       0          0           0 (2,675,149)          0 (2,675,149)
                                 --------------------------------------------------------------------------------------------------
Net utility plant before CIP       1,700,242  1,554,479         0       0          0           0   3,254,721          0   3,254,721
Construction in progress -
  utility                            189,218          0         0       0          0           0     189,218          0     189,218
                                 --------------------------------------------------------------------------------------------------
Net utility plant                  1,889,460  1,554,479         0       0          0           0   3,443,939          0   3,443,939

OTHER PROPERTY AND INVESTMENTS:
Investments in affiliates                  0      2,054   289,009       0          0           0     291,063   (48,633)     242,430
Investments in subsidiaries                0          0         0       0  1,026,032 (1,026,032)           0          0           0
Other property and investments         1,357      8,729   179,778       0          0           0     189,864          0     189,864
                                 --------------------------------------------------------------------------------------------------
Subtotal - other property and
  investments                          1,357     10,783   468,787       0  1,026,032 (1,026,032)     480,927   (48,633)     432,294

NONUTILITY PROPERTY:
Original cost - nonutility
  property                                 0      4,507   389,691   5,850      9,775           0     409,823      (663)     409,160
Acc depreciation -
   nonutility property                     0      (751)  (49,426) (3,738)    (4,527)           0    (58,442)          0    (58,442)
                                 --------------------------------------------------------------------------------------------------
Net nonutility property                    0      3,756   340,265   2,112      5,248           0     351,381      (663)     350,718
                                 --------------------------------------------------------------------------------------------------
Total other property and
  investments                          1,357     14,539   809,052   2,112  1,031,280 (1,026,032)     832,308   (49,296)     783,012

DEFERRED DEBITS:
Unamortized debt expense               5,784      4,651         0       0          0           0      10,435          0      10,435
Regulatory assets                     30,520     18,182         0       0          0           0      48,702          0      48,702
Other deferred debits                 24,792     16,742    35,292  31,380     17,219           0     125,425   (29,930)      95,495
                                 --------------------------------------------------------------------------------------------------
Misc. deferred debits                 61,096     39,575    35,292  31,380     17,219           0     184,562   (29,930)     154,632

GOODWILL:
Original cost - goodwill                   0          0    53,331       0          0           0      53,331  2,454,872   2,508,203
Accumulated amortization -
  goodwill                                 0          0   (8,450)       0          0           0     (8,450)      8,450           0
                                 --------------------------------------------------------------------------------------------------

Net goodwill                               0          0    44,881       0          0           0      44,881  2,463,322   2,508,203
                                 --------------------------------------------------------------------------------------------------

Total deferred debits                 61,096     39,575    80,173  31,380     17,219           0     229,443  2,433,392   2,662,835
                                 --------------------------------------------------------------------------------------------------

Total assets                       2,226,084  1,739,531 1,028,515  88,769  1,347,906 (1,201,860)   5,228,945  2,384,096   7,613,041
                                 ==================================================================================================

LG&E ENERGY CORP CONSOLIDATED
Consolidation Worksheets - 12/31/00

                                                             LG&E      LG&E      LG&E                    Total     Purch
                                                         Cap Corp    Energy    E/Corp                W/O Purch     Acctg
                                         LG&E        KU      Cons      Mktg    Parent Eliminations  Acctg Adjs     Adjs      Total
CURRENT LIABILITIES:
Long-term debt due w/in one year      246,200    54,000   339,264         0         0           0      639,464       174   639,638
Accounts payable                      118,415    65,312    57,060    17,366   (8,643)           0      249,510         0   249,510
Preferred dividends payable             1,367       188         0         0         0           0        1,555         0     1,555
Accrued taxes                           8,073    19,622    22,630   (3,496)  (36,238)           0        2,997     1,081     4,078
Accrued interest                        6,350     6,373     7,345         0         0           0       20,068         0    20,068
Net liabilities of disc operations          0         0   (3,087)   413,496    39,590           0      449,999  (47,400)   402,599
Intercompany accounts (non-LEC)             0         0         0         0     (195)           0        (195)         0     (195)
PRM liabilities - current                  42        42       379         0         0           0          463         0       463
Customer deposits                       8,232    10,665         0         0         0           0       18,897         0    18,897
Other current liabilities               7,555     7,872    37,805     2,487    29,783           0       85,502     3,807    89,309
                                    ----------------------------------------------------------------------------------------------

Total current liabilities             530,853   238,583   430,308   637,998 (186,060)   (175,828)    1,468,260  (42,338) 1,425,922

Long-term debt                        360,600   430,830   300,123         0         0           0    1,091,553  (20,263) 1,071,290

DEFERRED CREDITS:
Accum deferred income taxes           289,232   246,680    42,582     (837)   (1,935)           0      575,722         0   575,722
ITC, in process of amortization        62,979    14,901         0         0         0           0       77,880         0    77,880
Acc provision for pensions             33,513    47,502       114         0    14,010           0       95,139  (47,750)    47,389
Customer advances for construction      9,578     1,540         0         0         0           0       11,118         0    11,118
Regulatory liability                   55,152    38,405         0         0         0           0       93,557         0    93,557
Other deferred credits                 10,109    11,307    26,764     1,050     2,875           0       52,105  (21,500)    30,605
                                    ----------------------------------------------------------------------------------------------

Total deferred credits                460,563   360,335    69,460       213    14,950           0      905,521  (69,250)   836,271

Minority interests - balance sheet          0         0   109,455         0         0           0      109,455         0   109,455

Cumulative preferred stock             95,140    40,000         0         0         0           0      135,140         0   135,140

CAPITALIZATION:
Common stock                          425,170   308,140    88,263         0   777,013   (821,573)      777,013         0   777,013
Common stock expense                    (836)     (595)         0         0   (2,870)       1,431      (2,870)         0   (2,870)
Additional paid-in capital             40,000    15,000   131,680         0   756,000   (186,680)      756,000         0   756,000
Push-Down Reserve                           0         0         0         0         0           0            0 2,490,988 2,490,988
Retained earnings                     314,594   347,238 (100,774) (549,442)   (3,533)    (19,210)     (11,127)    24,959    13,832
                                    ----------------------------------------------------------------------------------------------

Total Common Stockholders Equity      778,928   669,783   119,169 (549,442) 1,526,610 (1,026,032)    1,519,016 2,515,947 4,034,963
                                    ----------------------------------------------------------------------------------------------

Total Capital and Liabilities       2,226,084 1,739,531 1,028,515    88,769 1,355,500 (1,201,860)    5,228,945 2,384,096 7,613,041
                                    ==============================================================================================

LG&E ENERGY CORP CONSOLIDATED
Consolidation Worksheets - 12/31/00

                                                              LG&E      LG&E      LG&E                    Total  Purch
                                                          Cap Corp    Energy    E/Corp                W/O Purch  Acctg
                                          LG&E        KU      Cons      Mktg    Parent Eliminations  Acctg Adjs  Adjs        Total
REVENUES:
Electric utility revenues              710,958   851,942         0         0         0     (43,022)   1,519,878      0   1,519,878
Gas utility revenues                   272,490         0         0         0         0            0     272,490      0     272,490
WKEC revenues                                0         0  (27,312)   309,681         0            0     282,369      0     282,369
Argentine gas dist revenues                  0         0   169,864         0         0            0     169,864      0     169,864
Other revenues                               0         0   238,036   107,463         0            0     345,499      0     345,499
                                     ---------------------------------------------------------------------------------------------

Total revenues                         983,448   851,942   380,588   417,144         0     (43,022)   2,590,100      0   2,590,100

COST OF REVENUES:
Fuel for generation                  (159,418)  219,922)         0         0         0            0   (379,340)      0   (379,340)
Power purchased                       (96,893) (166,919)         0         0         0       43,022   (220,790)      0   (220,790)
Gas supply expenses                  (196,913)         0         0         0         0            0   (196,913)      0   (196,913)
WKEC cost of revenues                        0         0   147,602 (304,726)         0            0   (157,124)      0   (157,124)
Argentine gas dist cost of revs              0         0  (88,722)         0         0            0    (88,722)      0    (88,722)
Other cost of revs                           0         0 (170,991) (112,767)         0            0   (283,758)      0   (283,758)
                                     ---------------------------------------------------------------------------------------------

Total cost of revenues               (453,224) (386,841) (112,111) (417,493)         0       43,022 (1,326,647)      0 (1,326,647)
                                     ---------------------------------------------------------------------------------------------

GROSS PROFIT                           530,224   465,101   268,477     (349)         0            0   1,263,453      0   1,263,453

OPERATING EXPENSES:
Utility O&M                          (197,917) (166,958)        0          0         0            0   (364,875)      0   (364,875)
WKEC O&M                                     0         0  (92,741)   (8,062)         0            0   (100,803)      0   (100,803)
Argentine gas distribution O&M               0         0  (29,244)         0         0            0    (29,244)      0    (29,244)
Other O&M                                    0         0  (59,633)   (5,686)  (23,467)            0    (88,786)      0    (88,786)
Depr and amort exp (excl goodwill)    (98,291)  (98,257)  (23,612)     (728)   (1,463)            0   (222,351)      0   (222,351)
Amort expense - goodwill                     0         0   (2,718)         0         0            0     (2,718)      0     (2,718)
Other taxes and expenses              (18,985)  (17,031)         0         0         0            0    (36,016)      0    (36,016)
Nonrecurring charges                   (1,734)   (2,757)  (52,389)         0  (59,521)            0   (116,401)      0   (116,401)
                                     ---------------------------------------------------------------------------------------------

Total operating expenses             (316,927) (285,003) (260,337)  (14,476)  (84,451)            0   (961,194)      0   (961,194)

Equity in earnings                           0         0    57,053         0 (161,901)      161,901      57,053      0      57,053
                                     ---------------------------------------------------------------------------------------------

Operating income                       213,297   180,098    65,193  (14,825) (246,352)      161,901     359,312      0     359,312

Other income and deductions                 68     3,762     8,538     3,090     2,911            0      18,369      0      18,369
Intercompany interest (LEC)              1,597   (1,978)   (2,782)      (81)     3,244            0           0      0           0
Interest expense                      (42,766)  (36,987)  (58,885)         0     (101)            0   (138,739)      0   (138,739)
Preferred dividends                    (5,211)   (2,256)         0         0         0            0     (7,467)      0     (7,467)
Minority interest - income statement         0         0  (13,463)         0         0            0    (13,463)      0    (13,463)
                                     ---------------------------------------------------------------------------------------------

Income before income taxes             166,985   142,639   (1,399)  (11,816) (240,298)      161,901     218,012      0     218,012

Income taxes                          (61,622)  (49,371)     4,335     4,754    28,122            0    (73,782)      0    (73,782)
                                     ---------------------------------------------------------------------------------------------

Income before disc op, extra items     105,363    93,268     2,936   (7,062) (212,176)      161,901     144,230      0     144,230

Loss on disposal - discontinued
operations                                   0         0         0 (364,000)         0            0   (364,000)      0   (364,000)
                                     ---------------------------------------------------------------------------------------------

Net income                             105,363    93,268     2,936 (371,062) (212,176)      161,901   (219,770)      0   (219,770)
                                     =============================================================================================

LG&E ENERGY CORP CONSOLIDATED
Consolidation Worksheets - 12/31/00

                                                              LG&E      LG&E      LG&E                    Total  Purch
                                                          Cap Corp    Energy    E/Corp                W/O Purch  Acctg
                                          LG&E        KU      Cons      Mktg    Parent Eliminations  Acctg Adjs  Adjs      Total
RETAINED EARNINGS:
Beginning retained earnings            259,231   329,470 (103,710) (178,380)   366,234    (306,611)     366,234 24,959   391,193
Net income - retained earnings
statement                              105,363    93,268     2,936 (371,062) (212,176)      161,901   (219,770)      0 (219,770)
Common dividends declared             (50,000)  (75,500)         0        0  (157,591)      125,500   (157,591)      0 (157,591)
                                     -------------------------------------------------------------------------------------------

Ending retained earnings               314,594   347,238 (100,774) (549,442)   (3,533)     (19,210)    (11,127) 24,959    13,832
                                     ===========================================================================================

LG&E CAPITAL CORP CONSOLIDATED
Consolidation Worksheets - 12/31/00

                                             LG&E                      LG&E     LG&E     LG&E
                                         Cap Corp    LG&E              Home   Credit  Mendoza    CRC-
                                           Parent   Power Enertech Services     Corp Services   Evans
CURRENT ASSETS:
Cash and temporary investments                531    (97)        0       13       98        0   2,005
Marketable securities                       2,855       0        0        0        0        0       0
Accounts receivable (net)                       0   3,690      640       98      (4)        0  13,477
Materials and supplies:
  Fuel                                          0       0        0        0        0        0       0
  Gas stored underground                        0       0        0        0        0        0       0
  Other materials and supplies                  0       0        0        0        0        0  16,264
Prepayments and other curr assets               1     314      175      571        0        0   4,282
                                        --------------------------------------------------------------

Total current assets                        3,387   3,907      815      682       94        0  36,028

OTHER PROPERTY AND INVESTMENTS:
Investments in affiliates                       0 140,492        0        0        0        0       0
Investments in subsidiaries               346,023       0        0        0        0        0       0
Other property and investments            169,141   7,194        0        0        0        0       0
                                        --------------------------------------------------------------

Subtotal - other property and
investments                               515,164 147,686        0        0        0        0       0

NONUTILITY PROPERTY:
Original cost - nonutility property         1,485   7,613      104      605        0        0  32,639
Acc depreciation - nonutility property      (170) (1,606)     (91)    (363)        0        0 (7,767)
                                        --------------------------------------------------------------

Net nonutility property                     1,315   6,007       13      242        0        0  24,872
                                        --------------------------------------------------------------

Total other property and investments      516,479 153,693       13      242        0        0  24,872

DEFERRED DEBITS:
Other deferred debits                           0   5,962       61        0        0        0     306
                                        --------------------------------------------------------------

Subtotal - deferred debits                      0   5,962       61        0        0        0     306

GOODWILL:
Original cost - goodwill                        0  16,088        0        0        0        0  37,243
Accumulated amortization - goodwill             0 (5,670)        0        0        0        0 (2,780)
                                        --------------------------------------------------------------

Net goodwill                                    0  10,418        0        0        0        0  34,463
                                        --------------------------------------------------------------

Total deferred debits                           0  16,380       61        0        0        0  34,769
                                        --------------------------------------------------------------

Total assets                              519,866 173,980      889      924       94        0  95,669
                                        ==============================================================

                                                           Old KU      LG&E
                                             FSF          Capital      Intl
                                        Minerals    WKEC     Subs      Cons Eliminations    Total
CURRENT ASSETS:
Cash and temporary investments                 0       7      137    20,226           0    22,920
Marketable securities                          0       0        0         0           0     2,855
Accounts receivable (net)                      0   1,037       79    28,534           0    47,551
Materials and supplies:
  Fuel                                         0  23,605        0         0           0    23,605
  Gas stored underground                       0       0        0       697           0       697
  Other materials and supplies                 0  18,129        0         0           0    34,393
Prepayments and other curr assets              0   1,920        0         4           2     7,269
                                        ---------------------------------------------------------

Total current assets                           0  44,698      216    49,461           2   139,290

OTHER PROPERTY AND INVESTMENTS:
Investments in affiliates                      0       0    3,383   145,134           0   289,009
Investments in subsidiaries                    0       0        0         0   (346,023)         0
Other property and investments                 0       0        0     3,443           0   179,778
                                        ---------------------------------------------------------

Subtotal - other property and
investments                                    0       0    3,383   148,577   (346,023)   468,787

NONUTILITY PROPERTY:
Original cost - nonutility property            0  53,261        0   293,984           0   389,691
Acc depreciation - nonutility property         0 (8,281)        0  (31,148)           0  (49,426)
                                        ---------------------------------------------------------

Net nonutility property                        0  44,980        0   262,836           0   340,265
                                        ---------------------------------------------------------

Total other property and investments           0  44,980    3,383   411,413   (346,023)  809,052

DEFERRED DEBITS:
Other deferred debits                          0  28,963        0         0           0   35,292
                                        ---------------------------------------------------------

Subtotal - deferred debits                     0  28,963        0         0           0   35,292

GOODWILL:
Original cost - goodwill                       0       0        0         0           0   53,331
Accumulated amortization - goodwill            0       0        0         0           0  (8,450)
                                        ---------------------------------------------------------

Net goodwill                                   0       0        0         0           0   44,881
                                        ---------------------------------------------------------

Total deferred debits                          0  28,963        0         0           0   80,173
                                        ---------------------------------------------------------

Total assets                                   0 118,641    3,599   460,874   (346,021) 1,028,515
                                        =========================================================

LG&E CAPITAL CORP CONSOLIDATED
Consolidation Worksheets - 12/31/00

                                             LG&E                        LG&E     LG&E     LG&E
                                         Cap Corp    LG&E                Home   Credit  Mendoza    CRC-
                                           Parent   Power   Enertech Services     Corp Services   Evans
CURRENT LIABILITIES:
Long-term debt due w/in one year          300,000       0        0          0        0        0     259
Accounts payable                                0   3,332       11        206        0        2   3,780
Accrued taxes                             (2,471)   9,474      807        669       29        0   (634)
Accrued interest                            7,345       0        0          0        0        0       0
Net liabilities of disc operations              0 (3,087)        0          0        0        0       0
Intercompany accounts (LEC)             (207,293) (204,895)   (60)      3,102      250        0  84,445
PRM liabilities - current                       0       0        0          0        0        0       0
Other current liabilities                     268  14,008      834      (700)       27        0   8,304
                                        ---------------------------------------------------------------

Total current liabilities                  97,849 (181,168)  1,592      3,277      306        2  96,154

Long-term debt                            300,000       0        0          0        0        0     123

DEFERRED CREDITS:
Accum deferred income taxes                 2,846  22,763      (6)      (186)     (12)        0   (860)
Acc provision for pensions                      4       0       64         41        5        0       0
Other deferred credits                          0  24,056        0          0        0        0      40
                                        ---------------------------------------------------------------

Total deferred credits                      2,850  46,819       58      (145)      (7)        0   (820)

Minority interests - balance sheet              0       0        0          0        0        0       0

COMMON EQUITY:
Common stock                               88,263       1        0          0        0        0       0
Additional paid-in capital                131,680 366,288        0          0       20        0       0
Retained earnings                       (100,776) (57,960)   (761)    (2,208)    (225)      (2)     212
                                        ---------------------------------------------------------------

Total common equity                       119,167 308,329    (761)    (2,208)    (205)      (2)     212
                                        ---------------------------------------------------------------

Total capital and liabilities             519,866 173,980      889        924       94        0  95,669
                                        ===============================================================

                                                           Old KU      LG&E
                                             FSF          Capital      Intl
                                        Minerals    WKEC     Subs      Cons Eliminations    Total
CURRENT LIABILITIES:
Long-term debt due w/in one year               0       0        0    39,005           0    339,264
Accounts payable                               0  35,911        3    13,829        (14)     57,060
Accrued taxes                                  0 (3,687)    1,644    16,799           0     22,630
Accrued interest                               0       0        0         0           0      7,345
Net liabilities of disc operations             0       0        0         0           0    (3,087)
Intercompany accounts (LEC)                    0 108,322  (4,532)   189,573           0   (31,088)
PRM liabilities - current                      0     379        0         0           0        379
Other current liabilities                      0       0        0    15,064           0     37,805
                                        ----------------------------------------------------------

Total current liabilities                      0 140,925  (2,885)   274,270        (14)    430,308

Long-term debt                                 0       0        0         0           0    300,123

DEFERRED CREDITS:
Accum deferred income taxes                    0   4,893    (386)    13,530           0     42,582
Acc provision for pensions                     0       0        0         0           0        114
Other deferred credits                         0       0        0     2,668           0     26,764
                                        ----------------------------------------------------------

Total deferred credits                         0   4,893    (386)    16,198           0     69,460

Minority interests - balance sheet             0       0        0   109,455           0    109,455

COMMON EQUITY:
Common stock                                   0       0        6         0         (7)     88,263
Additional paid-in capital                     0       0        0    24,462   (390,770)    131,680
Retained earnings                              0 (27,177)   6,864    36,489      44,770  (100,774)
                                        ----------------------------------------------------------

Total common equity                            0 (27,177)   6,870    60,951   (346,007)    119,169
                                        ----------------------------------------------------------

Total capital and liabilities                  0 118,641    3,599   460,874   (346,021)  1,028,515
                                        ==========================================================

LG&E CAPITAL CORP CONSOLIDATED
Consolidation Worksheets- 12/31/00

                                             LG&E                      LG&E     LG&E     LG&E
                                         Cap Corp    LG&E              Home   Credit  Mendoza    CRC-
                                           Parent   Power Enertech Services     Corp Services   Evans
REVENUES:
WKEC revenues                                   0       0        0        0        0        0       0
Argentine gas dist revenues                     0       0        0        0        0        0       0
Other revenues                                  0 157,316    4,753    4,778       94        0  71,095
                                        --------------------------------------------------------------

Total revenues                                  0 157,316    4,753    4,778       94        0  71,095

COST OF REVENUES:
WKEC cost of revenues                           0       0        0        0        0        0       0
Argentine gas dist cost of revs                 0 (103,553)      0        0        0        0       0
Other cost of revs                              0 (14,606) (3,564)    (120)     (16)        0 (49,132)
                                        --------------------------------------------------------------

Total cost of revenues                          0 (118,159)(3,564)    (120)     (16)        0 (49,132)
                                        --------------------------------------------------------------

GROSS PROFIT                                    0  39,157    1,189    4,658       78        0  21,963

OPERATING EXPENSES:
WKEC O&M                                        0       0        0        0        0        0       0
Argentine gas distribution O&M                  0       0        0        0        0        0       0
Other O&M                                 (1,971) (28,243) (2,791)  (4,347)     (46)        0 (21,539)
Depr and amort exp (excl goodwill)        (1,347) (6,183)     (19)    (160)        0        0   (755)
Amort expense - goodwill                        0 (1,059)        0        0        0        0 (1,659)
Nonrecurring charges                            0 (52,225)       0    (164)        0        0       0
                                        --------------------------------------------------------------

Total operating expenses                  (3,318) (87,710) (2,810)  (4,671)     (46)        0 (23,953)

Equity in earnings                         22,841  40,464        0        0        0        0       0
                                        --------------------------------------------------------------

Operating income                           19,523 (8,089)  (1,621)     (13)       32        0 (1,990)

Other income and deductions                 4,245     648        0        0        0        0      71
Intercompany interest (LEC)                18,803      74        0        0        0        0 (5,307)
Interest expense                         (53,221)   (347)        0        0        0        0       0
Minority interest - income statement            0       0        0        0        0        0       0
                                        --------------------------------------------------------------

Income before income taxes               (10,650) (7,714)  (1,621)     (13)       32        0 (7,226)

Income taxes                               13,586   4,693      646        4     (13)        0   2,247
                                        --------------------------------------------------------------

Net income                                  2,936 (3,021)    (975)      (9)       19        0 (4,979)
                                        ==============================================================


                                                           Old KU      LG&E
                                             FSF          Capital      Intl
                                        Minerals    WKEC     Subs      Cons Eliminations    Total
REVENUES:
WKEC revenues                                  0 (27,312)       0         0           0  (27,312)
Argentine gas dist revenues                    0       0        0   169,864           0   169,864
Other revenues                                 0       0        0         0           0   238,036
                                        ----------------------------------------------------------

Total revenues                                 0 (27,312)       0   169,864           0   380,588

COST OF REVENUES:
WKEC cost of revenues                          0 147,602        0         0           0   147,602
Argentine gas dist cost of revs                0       0        0  (88,722)           0 (192,275)
Other cost of revs                             0       0        0         0           0  (67,438)
                                        ----------------------------------------------------------

Total cost of revenues                         0 147,602        0  (88,722)           0 (112,111)
                                        ----------------------------------------------------------

GROSS PROFIT                                   0 120,290        0    81,142           0   268,477

OPERATING EXPENSES:
WKEC O&M                                       0 (92,741)       0         0           0  (92,741)
Argentine gas distribution O&M                 0       0        0  (29,244)           0  (29,244)
Other O&M                                      0       0    (475)     (221)           0  (59,633)
Depr and amort exp (excl goodwill)             0 (6,085)        0   (9,063)           0  (23,612)
Amort expense - goodwill                       0       0        0         0           0   (2,718)
Nonrecurring charges                           0       0        0         0           0  (52,389)
                                        ----------------------------------------------------------

Total operating expenses                       0 (98,826)   (475)  (38,528)           0 (260,337)

Equity in earnings                             0       0    2,293    13,950    (22,495)    57,053
                                        ----------------------------------------------------------

Operating income                               0  21,464    1,818    56,564    (22,495)    65,193

Other income and deductions                    0   2,833      468       273           0     8,538
Intercompany interest (LEC)                    0 (3,924)     (25)  (12,424)          21   (2,782)
Interest expense                               0       0        0   (5,296)        (21)  (58,885)
Minority interest - income statement           0       0        0  (13,463)           0  (13,463)
                                        ----------------------------------------------------------

Income before income taxes                     0  20,373    2,261    25,654    (22,495)   (1,399)

Income taxes                                   0 (7,722)    (542)   (8,564)           0     4,335
                                        ----------------------------------------------------------

Net income                                     0  12,651    1,719    17,090    (22,495)     2,936
                                        ==========================================================

LG&E CAPITAL CORP CONSOLIDATED
Consolidation Worksheets - 12/31/00

                                             LG&E                      LG&E     LG&E     LG&E
                                         Cap Corp    LG&E              Home   Credit  Mendoza    CRC-
                                           Parent   Power Enertech Services     Corp Services   Evans
RETAINED EARNINGS:
Beginning retained earnings             (103,712) (54,939)     214  (2,199)    (244)      (2)   5,191
Net income - retained earnings              2,936 (3,021)    (975)      (9)       19        0 (4,979)
statement
Other                                           0       0        0        0        0        0       0
                                        --------------------------------------------------------------

Ending retained earnings                (100,776) (57,960)   (761)  (2,208)    (225)      (2)     212
                                        ==============================================================



                                                           Old KU      LG&E
                                             FSF          Capital      Intl
                                        Minerals    WKEC     Subs      Cons Eliminations    Total
RETAINED EARNINGS:
Beginning retained earnings                    0 (39,828)   6,805    19,399      65,605 (103,710)
Net income - retained earnings                 0  12,651    1,719    17,090    (22,495)     2,936
statement
Other                                          0       0  (1,660)         0       1,660         0
                                        ----------------------------------------------------------

Ending retained earnings                       0 (27,177)   6,864    36,489      44,770 (100,774)
                                        ==========================================================

LG&E INTERNATIONAL CONSOLIDATED
Consolidation Worksheets - 12/31/00

                                                     LG&E     LG&E     LG&E
                                                     Intl    Power    Power
                                                   Parent  Finance    Spain     LPA I   LPA II
CURRENT ASSETS:
Cash and temporary investments                          0        0        0         0   20,111
Accounts receivable (net)                           1,400        0        0         0   26,544
Materials and supplies:
  Gas stored underground                                0        0        0         0      697
Prepayments and other curr assets                       0        0        0         0        0
                                                ----------------------------------------------

Total current assets                                1,400        0        0         0   47,352

UTILITY PLANT:
Electric utility plant                                  0        0        0         0        0
Gas utility plant                                       0        0        0         0        0
Common utility plant                                    0        0        0         0        0
                                                ----------------------------------------------

Original cost - utility plant                           0        0        0         0        0
Acc depreciation - utility plant                        0        0        0         0        0
                                                ----------------------------------------------

Net utility plant before CIP                            0        0        0         0        0
Construction in progress - utility                      0        0        0         0        0
                                                ----------------------------------------------

Net utility plant                                       0        0        0         0        0

OTHER PROPERTY AND INVESTMENTS:
Investments in affiliates                               0        0    7,558         0        0
Other property and investments                          0        0        0         0    3,443
                                                ----------------------------------------------

Subtotal - other property and investments          62,055        0    7,558         0    3,443

NONUTILITY PROPERTY:
Original cost - nonutility property                     0        0        0         0  293,976
Acc depreciation - nonutility property                  0        0        0         0 (31,140)
                                                ----------------------------------------------

Net nonutility property                                 0        0        0         0  262,836
                                                ----------------------------------------------

Total other property and investments               62,055        0    7,558         0  266,279

DEFERRED DEBITS:

Subtotal - deferred debits                              0        0        0         0        0

Net goodwill                                            0        0        0         0        0
                                                ----------------------------------------------

Total deferred debits                                   0        0        0         0        0
                                                ----------------------------------------------

Total assets                                       63,455        0    7,558         0  313,631
                                                ==============================================



                                                                       LG&E
                                                  LPA III  Gas Ban   Centro     Adj's    Total
CURRENT ASSETS:
Cash and temporary investments                          0        0      115         0   20,226
Accounts receivable (net)                               0        0      590         0   28,534
Materials and supplies:
  Gas stored underground                                0        0        0         0      697
Prepayments and other curr assets                       0        0        4         0        4
                                                -----------------------------------------------

Total current assets                                    0        0      709         0   49,461

UTILITY PLANT:
Electric utility plant                                  0        0        0         0        0
Gas utility plant                                       0        0        0         0        0
Common utility plant                                    0        0        0         0        0
                                                -----------------------------------------------

Original cost - utility plant                           0        0        0         0        0
Acc depreciation - utility plant                        0        0        0         0        0
                                                -----------------------------------------------

Net utility plant before CIP                            0        0        0         0        0
Construction in progress - utility                      0        0        0         0        0
                                                -----------------------------------------------

Net utility plant                                       0        0        0         0        0

OTHER PROPERTY AND INVESTMENTS:
Investments in affiliates                          44,144   93,432        0         0  145,134
Other property and investments                          0        0        0         0    3,443
                                                -----------------------------------------------

Subtotal - other property and investments          44,144   93,432        0  (62,055)  148,577

NONUTILITY PROPERTY:
Original cost - nonutility property                     8        0        0         0  293,984
Acc depreciation - nonutility property                (8)        0        0         0 (31,148)
                                                -----------------------------------------------

Net nonutility property                                 0        0        0         0  262,836
                                                -----------------------------------------------

Total other property and investments               44,144   93,432        0  (62,055)  411,413

DEFERRED DEBITS:

Subtotal - deferred debits                              0        0        0         0        0

Net goodwill                                            0        0        0         0        0
                                                -----------------------------------------------

Total deferred debits                                   0        0        0         0        0
                                                -----------------------------------------------

Total assets                                       44,144   93,432      709  (62,055)  460,874
                                                ===============================================

LG&E INTERNATIONAL CONSOLIDATED
Consolidation Worksheets - 12/31/00

                                                     LG&E     LG&E     LG&E
                                                     Intl    Power    Power
                                                   Parent  Finance    Spain     LPA I   LPA II
CURRENT LIABILITIES:
Long-term debt due w/in one year                        0        0        0         0   39,005
Accounts payable                                        0        0        0         0   13,817
Accrued taxes                                        (71)      (3)    (136)     (395)   14,781
Intercompany accounts (LEC)                         2,567       21    (219)  (18,648)   83,482
Other current liabilities                               0        0        0        30   14,963
                                                ----------------------------------------------

Total current liabilities                           2,496       18    (355)  (19,013)  166,048

Long-term debt                                          0        0        0         0        0

DEFERRED CREDITS:
Accum deferred income taxes                            14        4    1,258         6   13,456
Other deferred credits                                  0        0        0         0    2,668
                                                ----------------------------------------------

Total deferred credits                                 14        4    1,258         6   16,124

Minority interests - balance sheet                      0        0        0         0  109,455

COMMON EQUITY:
Common stock                                            0        0        0         0        0
Common stock expense                                    0        0        0         0        0
Additional paid-in capital                         24,462        0    4,500    19,962        0
Unrealized losses on investments                        0        0        0         0        0
Retained earnings                                  36,483     (22)    2,155     (955)   22,004
                                                ----------------------------------------------

Total common equity                                60,945     (22)    6,655    19,007   22,004
                                                ----------------------------------------------

Total capital and liabilities                      63,455        0    7,558         0  313,631
                                                ==============================================

                                                                        LG&E
                                                   LPA III  Gas Ban   Centro     Adj's    Total
CURRENT LIABILITIES:
Long-term debt due w/in one year                         0        0        0         0   39,005
Accounts payable                                         0        0       12         0   13,829
Accrued taxes                                           82    2,438      103         0   16,799
Intercompany accounts (LEC)                         42,005   80,575    (210)         0  189,573
Other current liabilities                               12       57        2         0   15,064
                                                ------------------------------------------------

Total current liabilities                           42,099   83,070     (93)         0  274,270

Long-term debt                                           0        0        0         0        0

DEFERRED CREDITS:
Accum deferred income taxes                          (838)    (370)        0         0   13,530
Other deferred credits                                   0        0        0         0    2,668
                                                ------------------------------------------------

Total deferred credits                               (838)    (370)        0         0   16,198

Minority interests - balance sheet                       0        0        0         0  109,455

COMMON EQUITY:
Common stock                                             0        0        0         0        0
Common stock expense                                     0        0        0         0        0
Additional paid-in capital                               0        0       12  (24,474)   24,462
Unrealized losses on investments                         0        0        0         0        0
Retained earnings                                    2,883   10,732      790  (37,581)   36,489
                                                ------------------------------------------------

Total common equity                                  2,883   10,732      802  (62,055)   60,951
                                                ------------------------------------------------

Total capital and liabilities                       44,144   93,432      709  (62,055)  460,874
                                                ================================================

LG&E INTERNATIONAL CONSOLIDATED
Consolidation Worksheets - 12/31/00

                                                     LG&E     LG&E     LG&E
                                                     Intl    Power    Power
                                                   Parent  Finance    Spain     LPA I   LPA II
REVENUES:
Argentine gas dist revenues                             0        0        0         0  168,500
                                                ----------------------------------------------

Total revenues                                          0        0        0         0  168,500

COST OF REVENUES:
Argentine gas dist cost of revs                         0        0        0         0 (88,722)
                                                ----------------------------------------------

Total cost of revenues                                  0        0        0         0 (88,722)
                                                ----------------------------------------------

GROSS PROFIT                                            0        0        0         0   79,778

OPERATING EXPENSES:
Argentine gas distribution O&M - nonlabor               0        0        0         0        0
Other O&M - nonlabor                                    0        0    (214)       (7)        0
Argentine gas distribution O&M - labor            (1,975)        0        0         0 (26,433)
Depr and amort exp (excl goodwill)                      0        0        0         0  (9,063)
                                                ----------------------------------------------

Total operating expenses                          (1,975)        0    (214)       (7) (35,496)

Equity in earnings                                 18,269        0    1,203         0        0
                                                ----------------------------------------------

Operating income                                   16,294        0      989       (7)   44,282

Other income and deductions                             0        0        0         0    (340)
Intercompany interest (LEC)                             0        0        0         0  (5,436)
Interest expense                                        0        0        0         0  (5,316)
Minority interest - income statement                    0        0        0         0 (13,463)
                                                ----------------------------------------------

Income before income taxes                         16,294        0      989       (7)   19,727

Income taxes                                          796      (1)    (346)         3 (10,399)
                                                ----------------------------------------------

Income before disc op, extra items                 17,090      (1)      643       (4)    9,328

Net income - discontinued operations                    0        0        0         0        0
Gain on sale - discontinued operations                  0        0        0         0        0
Extraordinary items                                     0        0        0         0        0
Cumulative effect of acctg change                       0        0        0         0        0
                                                ----------------------------------------------

Net income                                         17,090      (1)      643       (4)    9,328
                                                ==============================================

RETAINED EARNINGS:
Beginning retained earnings                        19,393     (21)    1,512     (951)   12,676
Net income - retained earnings statement           17,090      (1)      643       (4)    9,328
Common dividends declared                               0        0        0         0        0
Other movements - retained earnings                     0        0        0         0        0
                                                ----------------------------------------------

Ending retained earnings                           36,483     (22)    2,155     (955)   22,004
                                                ==============================================

                                                                        LG&E
                                                   LPA III  Gas Ban   Centro     Adj's    Total
REVENUES:
Argentine gas dist revenues                              0        0    1,364         0  169,864
                                                ------------------------------------------------

Total revenues                                           0        0    1,364         0  169,864

COST OF REVENUES:
Argentine gas dist cost of revs                          0        0        0         0 (88,722)
                                                ------------------------------------------------

Total cost of revenues                                   0        0        0         0 (88,722)
                                                ------------------------------------------------

GROSS PROFIT                                             0        0    1,364         0   81,142

OPERATING EXPENSES:
Argentine gas distribution O&M - nonlabor                0        0    (221)         0    (221)
Other O&M - nonlabor                                     0        0        0         0    (221)
Argentine gas distribution O&M - labor                (99)    (516)        0         0 (29,023)
Depr and amort exp (excl goodwill)                       0        0        0         0  (9,063)
                                                ------------------------------------------------

Total operating expenses                              (99)    (516)    (221)         0 (38,528)

Equity in earnings                                   2,512   10,235        0  (18,269)   13,950
                                                ------------------------------------------------

Operating income                                     2,413    9,719    1,143  (18,269)   56,564

Other income and deductions                            235      339       39         0      273
Intercompany interest (LEC)                        (2,563)  (4,425)        0         0 (12,424)
Interest expense                                         0       20        0         0  (5,296)
Minority interest - income statement                     0        0        0         0 (13,463)
                                                ------------------------------------------------

Income before income taxes                              85    5,653    1,182  (18,269)   25,654

Income taxes                                           860      944    (421)         0  (8,564)
                                                ------------------------------------------------

Income before disc op, extra items                     945    6,597      761  (18,269)   17,090

Net income - discontinued operations                     0        0        0         0        0
Gain on sale - discontinued operations                   0        0        0         0        0
Extraordinary items                                      0        0        0         0        0
Cumulative effect of acctg change                        0        0        0         0        0
                                                ------------------------------------------------

Net income                                             945    6,597      761  (18,269)   17,090
                                                ================================================

RETAINED EARNINGS:
Beginning retained earnings                          1,938    4,135    1,557  (20,840)   19,399
Net income - retained earnings statement               945    6,597      761  (18,269)   17,090
Common dividends declared                                0        0  (1,528)     1,528        0
Other movements - retained earnings                      0        0        0         0        0
                                                ------------------------------------------------

Ending retained earnings                             2,883   10,732      790  (37,581)   36,489
                                                ================================================